Exhibit 99.1

Gordon Pointe Acquisition Corp. Enters into a Merger Agreement with

HOF Village, LLC in Canton, Ohio

NEW YORK and NAPLES, Fla., (September 16, 2019) – Gordon Pointe Acquisition Corp. (“GPAQ”) (NASDAQ: GPAQ, GPAQU, GPAQW), a publicly traded special purpose acquisition company, and HOF Village, LLC (“HOFV” or “the Company”) announced today that they have entered into a definitive business combination agreement to create a premier sports, entertainment and media enterprise surrounding the prestigious Pro Football Hall of Fame. The combined entity is poised to capitalize on its unique partnership with the most dominant professional sports brand in the country, allowing for the continued development of an integrated destination resort in Canton, Ohio named the Johnson Controls Hall of Fame Village, and a media program executed by a single platform that unifies live entertainment, experiences, brands and content for some of the most powerful and storied brands in football. The transaction is valued at $390 million.

The terms of the merger agreement provide, among other things, for HOF Village Newco, LLC, a subsidiary of the Company that will hold all of the Company’s operations, to be merged with and into a wholly-owned subsidiary of GPAQ. The Company’s management and equity holders have committed to roll 100% of their equity into the combined entity. Proceeds from GPAQ’s trust account will be used by the Company to repay certain debt and expenses and to fund continued growth of the Company's operations. Immediately following the closing of the proposed transaction, the combined company will change its name to Hall of Fame Resort & Entertainment Company and will trade on the NASDAQ stock exchange under the ticker symbol “HOFV.”

The combined company is creating an immersive, multi-use entertainment-based destination and experience-driven community that extends the Pro Football Hall of Fame’s mission, values and vision and enables consumers to engage with the sport in a variety of innovative and exciting ways. Through its different offerings, the combined company will pursue diversified, sustainable and synergistic revenue streams and maintain multiple avenues for growth. These opportunities include, but are not limited, to the following:

●	Maximizing the use and productivity of its existing real estate assets, including a world-class 20,000-plus seat sports and entertainment stadium as well as the leading youth football and sports complex in the region;

●	Developing complementary, purpose-built facilities that serve different demographics, including an office, medical and retail center; a central retail promenade; two premium-branded hotels; a convention center/field house; and a technology-enhanced sports-themed indoor waterpark;

●	Producing live sporting events and creating compelling, original content derived from its direct access to the Pro Football Hall of Fame’s extensive media library of never-before-seen footage and memorabilia, which the combined company can distribute through multiple mediums to reach and engage broad consumer segments;

●	Forming and executing mutually beneficial sponsorships and partnerships with leading brands, such as Johnson Controls, with whom HOF Village, LLC has formed a long-term naming rights agreement, as well as Constellation. These agreements enable partners to amplify brand affinity and drive new business through enduring connections to passionate audiences that span generations; and

●	Driving consumer engagement from recreational and corporate activities including youth football and sports programs, conventions and trade shows.

The Hall of Fame Resort & Entertainment Company, which will address a shortage of themed attractions in the Midwest region through the development of the Johnson Controls Hall of Fame Village, is within five hours of over 32 million people and only an eight-hour drive from 15 NFL franchise markets, positioning it to tap into high levels of football fandom. The multi-phased development is designed to drive repeat visitation, increase the length of visitor stay, supply year-round programming, and support the ongoing creation of original media content centered on professional football and its legendary players. HOFV has already invested $250 million to complete Phase 1 of the development, and the capital provided by this transaction will allow the combined company to advance its strategic plan and expansion. The combined company anticipates being Adjusted EBITDA positive by 2020 with all components fully operational by the end of 2022, targeting an Adjusted EBITDA run rate of approximately $50 million through Phase II.

“The Hall of Fame Resort & Entertainment Company represents an unprecedented opportunity to create an experiential destination resort and entertainment enterprise that is the equivalent of the ‘Disneyland’ of professional football,” said Mike Crawford, current Chief Executive Officer of HOFV, who will serve in the same capacity at the combined company. “We are leveraging a multi-dimensional approach to engage consumers by providing authentic storytelling through our media arm while bringing those stories to life in an immersive 3D environment unlike any other. Importantly, the implementation of our integrated business model towards diversified future revenue streams and strong growth prospects positions us to drive creativity, efficiency and profitability as we work to connect with consumers in meaningful ways.”

James J. Dolan, Chief Executive Officer and Chairman of GPAQ, stated, “We are confident in Mike and his team’s plan to create a dynamic, one-of-a-kind destination built on the most popular sport in America. There is no comparable investment opportunity to capitalize on and benefit from professional football’s powerful brand and passionate fan base. We are excited about the potential of this truly unique company and its synergistic business plan, and look forward to stewarding its success.”

A team of highly accomplished executives possessing extensive operational expertise and significant entrepreneurial experience will lead the combined company. In addition to Messrs. Crawford and Dolan, the combined company’s board members will include David Baker, President and Chief Executive Officer of The Pro Football Hall of Fame, as well as Stuart Lichter, President and Chairman of Industrial Realty Group, a leading commercial and industrial property owner that co-founded HOFV.

The respective boards of directors of GPAQ and HOFV have unanimously approved the proposed transaction. Completion of the proposed transaction is subject to GPAQ shareholder approval, certain regulatory approvals and other customary closing conditions. The parties expect that the proposed transactions will be completed in the fourth quarter of 2019.

For additional information on the proposed transaction, see GPAQ’s Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (“SEC”) and can be obtained, without charge, at the SEC’s website at www.sec.gov when available.

B. Riley FBR, Inc. is acting as capital markets advisor to GPAQ and Pillsbury Winthrop Shaw Pittman LLP is acting as GPAQ’s legal advisor. Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), is acting as financial advisor to HOFV and Hunton Andrews Kurth LLP is acting as HOFV’s legal advisor.

Investor Conference Call Information

GPAQ and HOFV will host a joint investor conference call to review the proposed transaction tomorrow, Tuesday, September 17, 2019 at 8:30 am ET.

Interested parties may listen to the prepared remarks call via telephone by dialing 1-877-407-4018, or for international callers, 1-201-689-8471. A telephone replay will be available from 11:30 am ET on Tuesday, September 17, 2019 and can be accessed by dialing 1-844-512-2921, or for international callers, 1-412-317-6671 and entering replay Pin number: 13694429.

The conference call webcast, a related investor presentation with more detailed information regarding the proposed transaction, and a transcript of the investor call will be available in the Press Releases section of the Gordon Pointe Acquisition Corp. website at www.gordonpointe.com. The investor presentation will also be furnished today to the SEC, which can be viewed at the SEC’s website at www.sec.gov.

About HOF Village, LLC

Johnson Controls Hall of Fame Village, a development of HOF Village, LLC is a multi-use sports, entertainment and media destination centered around the Pro Football Hall of Fame's campus in Canton, Ohio. It provides a themed sports, entertainment and media venue to capitalize on the popularity and fandom associated with professional football and its legendary players. HOF Village, LLC was founded by the Pro Football Hall of Fame through its wholly owned, for profit subsidiary Hall of Fame Village, Inc. and Industrial Realty Group, LLC.

About Gordon Pointe Acquisition Corp.

GPAQ is a special purpose acquisition company formed by Mr. James Dolan. GPAQ raised $125 million in its initial public offering in January of 2018. Additional information can be found at www.gordonpointe.com.

About the Pro Football Hall of Fame

Located in Canton, Ohio, the birthplace of the National Football League, the Pro Football Hall of Fame is a 501(c)(3) not-for-profit institution with the Mission to Honor the Heroes of the Game, Preserve its History, Promote its Values, & Celebrate Excellence Everywhere. The Hall of Fame has formed a wholly owned, for profit subsidiary to be a member of HOFV. Hundreds of thousands of fans from across the globe travel to Canton annually to experience “The Most Inspiring Place on Earth!” that chronicles America's most popular sport.

About Industrial Realty Group, LLC

IRG is a nationwide real estate development and investment firm specializing in the acquisition, development and management of commercial and industrial real estate throughout the United States. IRG, through its affiliated partnerships and limited liability companies, is among the country's largest owners of commercial and industrial properties, operating a portfolio of more than 150 properties in 28 states with approximately 100 million square feet of rentable space. IRG is nationally recognized as a leading force behind the adaptive reuse of commercial and industrial real estate.

Forward-Looking Statements

Certain statements made herein are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and GPAQ's and the Company's estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of GPAQ or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against GPAQ or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of GPAQ and/or GPAQ Acquisition Holdings, Inc. (“Holdings”) to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included within the investor presentation including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by GPAQ and Holdings.

Use of non-GAAP Financial Measures

This press release includes non-GAAP financial measures of the combined company including forward-looking projections of adjusted EBITDA and annualized run-rate EBITDA. In this press release, “EBITDA” means net income (loss) before interest expense, income taxes and depreciation and amortization. “Adjusted EBITDA” means EBITDA adjusted for items that are not part of regular operating activities, including acquisition related expenses, profit interest expense and founder’s fee (both of which will cease following closing of the merger) and other non-cash items such as non-cash-unit based compensation, losses on disposal of property, losses from discontinued operations and individually significant disposals and expenses related to tax changes. Adjusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP. “Annualized run-rate EBITDA” means "EBITDA" projected over an annualized period. We have presented forward-looking projections of adjusted EBITDA and annualized run-rate EBITDA in this press release because we consider them key measures used by the combined company management to understand and evaluate the combined company’s operating performance and trends, to prepare and approve the combined company’s annual budget and to develop short-term and long-term operational plans, and believe that those measures are frequently used by analysts, investors and other interested parties in the evaluation of companies. Other companies may calculate adjusted EBITDA and annualized run-rate EBITDA differently than we do. HOFV and GPAQ are unable to reconcile the forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA to their nearest GAAP measures because the nearest GAAP financial measures are not accessible on a forward-looking basis.

Additional Information about the Transaction and Where to Find It

For additional information on the proposed transaction, see GPAQ’s Current Report on Form 8-K, which will be filed with the SEC.

The proposed transaction will be submitted to shareholders of GPAQ for their approval. In connection with the proposed business combination, Holdings will file with the SEC a registration statement on Form S-4 for the Holdings securities to be issued to the security holders of GPAQ and the members of HOF Village Newco, LLC at the closing of the business combination, which registration statement will contain preliminary and definitive proxy statements of GPAQ in connection with a special meeting of the stockholders of GPAQ to consider and vote on the business combination and related matters. Holdings and GPAQ will mail the definitive registration statement on Form S-4 containing the definitive proxy statement and other relevant documents to its stockholders in connection with the meeting. Investors and security holders of GPAQ and HOF Village Newco, LLC are advised to read, when available, the draft of the registration statement, the preliminary proxy statement, and amendments thereto, and the definitive registration statement and proxy statement, which will contain important information about the proposed business combination and the parties to it. The registration statement and definitive proxy statement will be mailed to stockholders of GPAQ as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the registration statement and proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Gordon Pointe Acquisition Corp., 780 Fifth Avenue South, Naples, FL 34102.

Participants in the Solicitation

GPAQ, Holdings, HOFV, HOF Village Newco, LLC and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAQ stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in GPAQ's directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GPAQ's stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of GPAQ's and HOF Village Newco, LLC’s participants in the solicitation, which may, in some cases, be different than those of GPAQ's and HOF Village Newco, LLC's equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Contacts

Jacques Cornet, (646) 277-1285

Jacques.Cornet@icrinc.com

or

Will Swett, (646) 677-1818

Will.Swett@icrinc.com

Media Contacts

Jason Chudoba, (646) 677-1249

Jason.Chudoba@icrinc.com

or

Phil Denning, (646) 277-1258

Phil.Denning@icrinc.com

or

Nora Flaherty, (646) 677-1821

Nora.Flaherty@icrinc.com

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